Exhibit 99.1

                               [GRAPHIC OMITTED]

                           SELIGMAN NEW TECHNOLOGIES
                                     FUND II

                               Quarterly Booklet

                                 SEPTEMBER 2004

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please go to www.seligman.com or contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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                        --------------------------------


                                PORTFOLIO MANAGER
                                   COMMENTARY


                        --------------------------------


























--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Manager Commentary
      --------------------------------------------------------------------------

      Public Technology Market Analysis

      The US economy continues to show signs of a modest economic recovery, but we are not seeing a strong acceleration in technology spending yet. Companies are still spending judiciously, waiting to see the impact of Fed rate hikes and the ongoing conflict in Iraq. Lacking a strong secular growth driver, technology spending is now more than ever tied to the corporate cap ex cycle. As corporations become more confident in the sustainability of the improvements they are seeing in earnings and cash flows, we believe that they will begin to spend more on cap ex and on technology.

      The past two years have been very seasonal years for IT spending, and this year looks like it will not be an exception. What this means is more of the spending - more of the dollars will be spent in the back half of the year, and typically more of that gets spent in Q4 than in any quarter of the year.

      As we mentioned before, we do not have a strong secular growth driver to re-accelerate IT spending. In the past, we have had drivers such as the Internet, Y2K, new PC operating systems, and digital cell phones replacing analog cell phones. No new technology has yet emerged as a driver for this current spending cycle, but we are closely watching some interesting and important underlying trends. These include wireless data ubiquity; in this we mean the ability to have access to your data, whether it's instant messages or emails or stock quotes or corporate data, untethered, anywhere you are. The enabling technologies for this are 2.5 and 3G cell phones and networks and Wi-Fi, including Intel Centrino chips.

      We are also watching broadband to the home and the penetration of broadband to the home. This would go a lot faster, the penetration that is, if pricing were more attractive. But it is still growing at a reasonable rate. Broadband to the home will drive more multimedia usage on the Internet, whether it is downloading video clips or the use of more interactive web sites. Broadband improves the experience of using the Internet by reducing response times. Users do not like to wait for screens to update or refer responses to be received. A richer and more real-time interactive environment will improve the utilization of services on the web, such as Internet banking, online bill pay, grocery shopping, and online video rentals.

      Finally, we are also watching IT security. Everyone needs to ensure that their data is safe and secure from outside hackers and viruses. Corporations cannot afford to let disruptions interrupt their business.

      So what are we currently investing in? We continue to invest in well-positioned companies that will demonstrate double-digit earnings growth and strong cash flows at reasonable valuations. We look for companies with strong secular growth drivers, as in the IT security space; companies with product upgrade cycles, in for instance electronic design automation; companies whose products have rapid return on investment, for instance business intelligence tools; and companies that have strong and predictable earnings and cash flow growth, areas of processing and services.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Private Technology Market Analysis

      Venture market conditions in the third quarter did not change materially. On the exit side, a recent industry report shows that acquisitions of venture-backed companies continued at a quarterly pace of about $6 billion for the third quarter in a row. Not only is acquisition activity up from last year, but the sellers' profits are higher as well, given that the average acquisition price is about double the average amount previously invested in the acquired company. Also, we believe the IPO market will remain quite challenging for information technology companies.

      We continue to be concerned by conditions within the venture financing market itself. There remains a significant overhang of capital committed to venture funds but not yet invested, and that overhang creates tremendous pressure among venture-only firms to invest. As a result, many competitors within each technology sector receive financing-in our opinion, many times the number of competitors which a given sector itself is likely to sustain. This artificial profusion of market entrants tends to drive pricing down, confuse customers, and make conditions more difficult for even the best participants.

      The capital overhang is not going away; it may even rise somewhat this year, with 52% of venture firms expecting to raise new funds according to a survey late last year. The amount committed to new funds through the third quarter is already well above the total for all of 2003, according to industry reports. The often-predicted shakeout of venture firms has not happened; on the contrary, many new partnerships are spinning out of the old ones to create additional sources of capital, and some corporations which left the venture market after the bubble burst are once again making venture investments.

      Therefore, although exit opportunities have certainly improved since last year, we continue to approach the venture market with great caution, both regarding our existing portfolio companies' prospects and regarding new or follow-on investments.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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                        --------------------------------


                                   TOP PRIVATE
                                HOLDINGS PROFILES


                        --------------------------------




























--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Top 10 Private Holdings (as of 9/30/04)
      --------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Herndon, VA
      TruSecure Corp.             Founded: 1989
      --------------------------- www.trusecure.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Effective November 8, 2004, Betrusted Holdings, Inc. and TruSecure Corporation merged. The new company, known as Cybertrust, is one of the world's largest privately held information security firms.

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.         Founded: 1999
      --------------------------- www.gmpcompanies.com
                                  Industry/Sector: Other -- Medical Technologies
                                  ----------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                                  ----------------------------------------------
                                  Headquarters: San Jose, CA
      Nextest Systems Corp.       Founded: 1997
      --------------------------- www.nextest.com
                                  Industry/Sector: Other
                                  ----------------------------------------------

      Company Description:

            The Company has filed a registration statement with the SEC to register its shares in connection with a planned public offering. There can be no assurances when and if such initial public offering will be consummated.

            Nextest Systems Corporation is a low-cost provider in the design and manufacturing of Automatic Test Equipment for nonvolatile memory, micro-controllers, ASIC and system-on-a-chip semiconductors. The Company's products address the growing demand for increased speeds, reliability, functionality and capacity, while reducing time to market and the cost of test. Nextest has over 900 systems installed worldwide with over fifty customers.

            Nextest Systems' research and development, marketing, worldwide sales, customer support, and manufacturing are located in San Jose, California, at the heart of the Silicon Valley. The Company addresses its customer base with a combination of direct sales efforts augmented by use of manufacturer's representatives. Manufacturing is extensively subcontracted to outside suppliers, providing Nextest with the production capacity and flexibility to handle customer requirements.

                                        ----------------------------------------
                                        Headquarters: Sunnyvale, CA
      Blue Pumpkin Software, Inc.       Founded: 1997
      --------------------------------- www.bluepumpkin.com
                                        Industry/Sector: Digital Enabling
                                                         Technologies
                                        ----------------------------------------

      Company Description:

            Blue Pumpkin offers workforce optimization solutions. The integrated Blue Pumpkin Workforce Optimization Suite enables companies to establish measurable goals, develop long-term staffing plans, deploy resources, manage employee performance, evaluate the results, and implement on-going improvements. Addressing a broad range of key business challenges with both technology and professional services, the Company seeks to help their customers achieve higher profitability, increased customer satisfaction, and improved employee productivity.

--------------------------------------------------------------------------------
Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
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            Founded in 1997, Blue Pumpkin solutions are used by more than 1,000 organizations worldwide. Their customers include many Global 2000 companies from several market sectors including financial services, outsourcers, communications, travel, technology, manufacturing, consumer goods, utilities, healthcare, and government.

                                  ----------------------------------------------
                                  Headquarters: Lexington, MA
      MarketSoft Corporation      Founded: 1998
      --------------------------- www.marketsoft.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            MarketSoft provides solutions that potentially drive new sources of revenue by connecting marketing activity with sales results. MarketSoft offers vertical industry solutions to help companies better acquire, cross sell, and retain customers. These solutions are built on an innovative distributed architecture specifically designed for the extended enterprise and an award-winning product platform that potentially increases marketing effectiveness, reduces operating costs, accelerates revenue conversion, and improves visibility across organizational boundaries.

            MarketSoft facilitates potential revenue growth by organizing and automating the business processes between Marketing, Customer Service, Sales, business lines and delivery channels according to each of their customer's business rules.

            MarketSoft's acquisition, cross sell and retention solutions are built upon a DemandMore* Revenue(TM) suite and powered by their distributed rules engine platform.

            MarketSoft clients employ the DemandMore* Revenue(TM) suite as a complete revenue process management solution for customer acquisition, cross sell, and retention.

            MarketSoft has over 45 Fortune 1000 clients largely from Financial Services and High Tech. Ten of their customers are repeat buyers. Six have purchased three or more solutions from MarketSoft.

                                                --------------------------------
      Asia Internet Capital Ventures, L.P.      Headquarters: Hong Kong, China
      ----------------------------------------- Founded: 1999
                                                Industry/Sector: Fund of Funds
                                                --------------------------------

      Company Description:

            Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong
            Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO.

                                  ----------------------------------------------
                                  Headquarters: London, United Kingdom
      Tower Gate PLC              Founded: 2000
      --------------------------- www.tower-gate.com
                                  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

      Company Description:

            Shares of Tower Gate plc were acquired as a result of a merger of far blue plc with another firm. The merger resulted in no immediate equity dilution to far blue plc shareholders.

            Tower Gate PLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a growing client base of institutions, corporates, entrepreneurs and high net worth individuals.

            The Tower Gate team combines a variety of backgrounds with first hand entrepreneurial experience.

            Although the Company is active across many sectors and disciplines, their core strengths lie in:

            o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, management buy outs (MBOs), management buy ins (MBIs), and turnarounds.

            o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

            o Investment - investing funds into high risk opportunities that offer significant returns such as company creations and distressed company situations.

            o Fund Management - managing portfolios on behalf of institutions and individuals.

            Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

--------------------------------------------------------------------------------
Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Newton Center, MA
      GrandBanks Capital          Founded: 2000
      --------------------------- www.grandbankscapital.com
                                  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

      Company Description:

            GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius VentureCapital (formerly SOFTBANK VentureCapital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

            GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

                                  ----------------------------------------------
                                  Headquarters: Los Angeles, CA
      Adexa                       Founded: 1994
      --------------------------- www.adexa.com
                                  Industry/Sector: Enterprise Business
                                                   Infrastructure
                                  ----------------------------------------------

      Company Description:

            Adexa provides enterprise business planning and performance management solutions that link strategic planning, financial planning and supply chain planning.

            Adexa has at its core comprehensive planning, modeling and collaboration technologies, designed to bridge the gap between enterprise stakeholders, geographic locations, customers and supply chains. Adexa assists with the identification of strategic objectives, plans the supply chain to meet them, executes against the plan, then monitors and measures progress using hundreds of key performance indicators. Inherent event management capabilities enable managers to proactively deal with issues before they grow into problems through the use of KPI reports, alerts and messages.

                                  ----------------------------------------------
                                  Headquarters: New York, NY
      Index Stock Imagery         Founded: 1991
      --------------------------- www.indexstock.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Index Stock Imagery, Inc., is a source of photographs, illustrations, and digital images. It represents professional photographers and independent still image providers and has agents in many foreign countries. Index was among the first stock agencies to begin storing and distributing images electronically. It started scanning its collection in 1992 and launched its first e-commerce site in 1994. The agency now has a large collection of commercially available images on-line.

            Index Stock Imagery is also the parent company of Photos To Go, a large source of images for small businesses and consumers. At www.photostogo.com, this division of Index provides images, prints, posters, and postcards for all types of small business and home business uses. Index also supports a leading image subscription service, WebSpice. This product includes clip art images and photographs that are all suitable for use in building Web sites and digital products.

--------------------------------------------------------------------------------
Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                        --------------------------------


                                PERFORMANCE AND
                               PORTFOLIO ANALYSIS


                        --------------------------------


























--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Performance & Portfolio Analysis (9/30/04)
      --------------------------------------------------------------------------

      ------------------------
      New Technologies Fund II   Inception Date: 06/22/2000
      --------------------------------------------------------------------------

      Performance data quoted herein represents past performance. Past performance is no guarantee of future results. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. In addition, an investment in the Fund involves investment risks, including the possible loss of principal. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

      -----------------
      Portfolio Returns
      -----------------

                                                                 Goldman        Goldman
                                                     Fund         Sachs          Sachs
                                                  Performance  Tech Index   Blended Index(1)
      --------------------------------------------------------------------------------------
      Cumulative Total Return Since Inception       (80.4%)      (71.1%)        (65.8%)
      --------------------------------------------------------------------------------------
      Average Annual Return Since Inception         (31.7%)      (25.2%)        (22.2%)
      --------------------------------------------------------------------------------------
      One Year Total Return                          10.1%         5.7%           1.8%
      --------------------------------------------------------------------------------------
      YTD Total Return                               (1.2%)       (8.0%)        (10.4%)
      --------------------------------------------------------------------------------------

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                    Public       Private        Total
      --------------------------------------------------------------------------------
      Broadband and Fiber Optics                      0.0%         0.0%           0.0%
      --------------------------------------------------------------------------------
      Digital Enabling Technologies                   0.7%        13.9%          17.0%
      --------------------------------------------------------------------------------
      Enterprise Business Infrastructure             17.7%         0.9%          14.6%
      --------------------------------------------------------------------------------
      Internet Business-to-Consumer                   3.8%         0.0%           3.8%
      --------------------------------------------------------------------------------
      Wireless                                        0.0%         0.3%           0.3%
      --------------------------------------------------------------------------------
      Other                                          39.8%         7.9%          47.7%
      --------------------------------------------------------------------------------
      Net Cash                                       15.0%         0.0%          15.0%
      --------------------------------------------------------------------------------
      Total                                          77.0%        23.0%         100.0%
      --------------------------------------------------------------------------------

      Top Holdings
      --------------------------------------------------------------------------

      ----------------------
      Top 10 Public Holdings
      ----------------------

      (Represents 25.1% of Net Assets)
      --------------------------------------------------------------------------
      Computer Associates International
      --------------------------------------------------------------------------
      Microsoft
      --------------------------------------------------------------------------
      Symantec
      --------------------------------------------------------------------------
      Citrix Systems
      --------------------------------------------------------------------------
      Amdocs
      --------------------------------------------------------------------------
      MEMC Electronics Materials
      --------------------------------------------------------------------------
      Yahoo
      --------------------------------------------------------------------------
      Laboratory Corporation of America Holdings
      --------------------------------------------------------------------------
      Take-Two Interactive Software
      --------------------------------------------------------------------------
      BMC Software
      --------------------------------------------------------------------------

      -----------------------
      Top 10 Private Holdings
      -----------------------

      (Represents 22.6% of Net Assets)
      --------------------------------------------------------------------------
      TruSecure
      --------------------------------------------------------------------------
      GMP Companies
      --------------------------------------------------------------------------
      Nextest Systems
      --------------------------------------------------------------------------
      Blue Pumpkin Software
      --------------------------------------------------------------------------
      MarketSoft
      --------------------------------------------------------------------------
      Asia Internet Capital Ventures
      --------------------------------------------------------------------------
      Tower Gate PLC
      --------------------------------------------------------------------------
      GrandBanks Capital
      --------------------------------------------------------------------------
      Adexa
      --------------------------------------------------------------------------
      Index Stock Company
      --------------------------------------------------------------------------

      -------------------------------
      Venture Capital Advance/Decline
      Information(2)
      -------------------------------

      Since 6/30/04                                                     # of Cos
      --------------------------------------------------------------------------
      Advancing Issues                                                         6

      Declining Issues                                                         8
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Active Investments(3)                                                   20
      --------------------------------------------------------------------------

      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------

      Completed IPOs Since Inception                                           3
      --------------------------------------------------------------------------
      Companies Acquired by
      Third Party Since Inception                                             15
      --------------------------------------------------------------------------
      Companies Currently in
      SEC Registration                                                         1
      --------------------------------------------------------------------------
      Total Private Investments
      Since Inception                                                         44
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Failed Investments(4)                                                   12
      --------------------------------------------------------------------------

      ----------------------------------------
      Venture Capital Private Funding Analysis             Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                           23.0%
        Private Securities Funded to Break-Even(5)                 23.0%
        Private Securities Subject to Financing Risk(6)             2.4%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)           10.4
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Footnotes
      --------------------------------------------------------------------------

      The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

      For more information, including a prospectus that contains information about fees, expenses and risks, please contact your financial advisor.

      The Fund is actively managed and its respective holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even (see footnote 6), failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach breakeven/ profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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                        --------------------------------


                                INVESTMENT GROUP


                        --------------------------------


























--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      [PHOTO]

      Thomas Hirschfeld

      Managing Director (New York)

      Joined Seligman: 2001

      Investment Experience: 15 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

      Prior Experience:

      General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

      Education:

      BA (Classics) - Harvard; MA (Economics, Politics) - Oxford

      Private Industry Coverage:

      Software (Mainframe/ Platform/ Utilities, Applications/ Security)

      --------------------------------------------------------------------------

      [PHOTO]

      Richard M. Parower, CFA

      Senior Vice President (New York)

      Joined Seligman: 2000

      Investment/Industry Experience: 10 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

      Also manages Seligman Global Technology Fund.

      Prior Experience:

      Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

      Education:

      BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

      Public Industry Coverage:

      Software (Applications & Security), Technology Services

      --------------------------------------------------------------------------

      [PHOTO]

      Lauren Wu

      Vice President/ CFO-Venture Capital Investment (California)

      Joined Seligman: 2001

      Investment Experience: 6 years

      Prior Experience:

      Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

      Education:

      BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

      Private Industry Coverage:

      Generalist

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      [PHOTO]

      Vishal Saluja

      Managing Director (California)

      Joined Seligman: 2000

      Investment/Industry Experience: 12 years

      Prior Experience:

      Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

      Education:

      BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

      Private Industry Coverage:

      Networking, Wireline Equipment

      Public Industry Coverage:

      Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools


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SELIGMAN NEW TECHNOLOGIES FUND II
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      [PHOTO]

      Ajay Diwan

      Senior Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 14 years

      Prior Experience:

      Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

      Education:

      BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

      Private Industry Coverage:

      Networking, Wireline Equipment, Data Storage

      Public Industry Coverage: Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

      --------------------------------------------------------------------------

      [PHOTO]

      Sangeeth Peruri

      Vice President (California)

      Joined Seligman: 2000

      Investment Experience: 4 years

      Prior Experience:

      Analyst, Technology Investment Banking group at Morgan Stanley.

      Education:

      BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

      Private Industry Coverage:

      Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

      Public Industry Coverage:

      Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services


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